Provident Investment Counsel Mid Cap Fund, Class B
A series of Advisors Series Trust

April 14, 2004

Supplement to the Prospectus and
Statement of Additional Information
dated December 24, 2003
as revised on January 20, 2004

On March 11, 2004, the Board of Trustees of the Advisors Series Trust and Provident Investment Counsel (the "Advisor") conducted an in-depth investment review of the Provident Investment Counsel Mid Cap Fund (the "Fund"). Upon its review, the Board approved the following changes to the management of the Fund.

Pursuant to Management’s recommendation, the Fund will (1) remove the deferred sales load structure of your shares and re-designate your shares as "I shares" which will have a lower expense ratio; (2) broaden the investment parameters for the Fund to allow the introduction of larger capitalization companies in the Fund’s portfolio; and (3) change the name of the Fund to better reflect its new investment strategy. The new name will be the Provident Investment Counsel Flexible Growth Fund.

These changes will not take place prior to July 1, 2004. All changes are subject to the review of the Securities and Exchange Commission.

What do the changes mean for existing shareholders?

  The changes will allow the Fund to operate using a broader market capitalization range of securities that are outside the current mid-cap range. (Please see the "New Investment Parameters" outlined below.)
  The total expense ratio for the Fund will be reduced significantly from the current 1.65% to 1.00%.
  The Fund is currently open to only employees of the Advisor and remains closed to new shareholders and to purchases from existing shareholders. With the change, the Fund will open to new shareholders and to additional cash flow from existing shareholders.

NEW INVESTMENT PARAMETERS

The Fund’s goal or fundamental investment objective will continue to be long term growth of capital, however, the Advisor will have more latitude in selecting investments to achieve this goal under the new investment parameters. The new strategy will allow the Fund to reach into larger capitalization companies in the Russell 1000 Index and will broaden the universe of companies from which investment choices may be made. While the Fund will typically continue to invest a substantial percentage of its assets in companies commonly considered "mid-cap," the Advisor will have the ability to use its expertise and research into larger capitalization companies in designing the Fund’s portfolio. At times, depending on market conditions and the Advisor’s assessments of the best investment opportunities, the Fund may have either a mid-cap or large-cap bias. The Advisor anticipates that this greater flexibility will enable it to achieve the Fund’s investment objective of long-term growth of capital more effectively.

Under the new investment parameters, the Fund will invest at least 80% of its assets in the common stock of medium-sized and large-sized companies at time of initial purchase. The capitalization range of companies that are purchased for the Fund will be permitted to span a broad range from the smallest company within the Russell Midcap Growth Index (at 06/30/03 reconstitution $1.07 billion) to the largest capitalization company within the Russell 1000 Growth Index (at 06/30/03 reconstitution $286.64 billion). These capitalization ranges will change as the indexes are reconstituted.

In selecting investments, the Advisor will continue to analyze individual companies, selecting those companies that have strong earnings revisions, quality management, and are leaders in their industry or peer group. Depending on economic and stock market conditions, the Fund may shift significantly the average weighted capitalization of the Fund’s holdings. In all cases, the Advisor concentrates the Fund assets in those companies felt to have the best prospects for future growth of earnings and revenues.

A three-person team from the Advisor will be responsible for management of the portfolio. The team leader is Don Evenson, CFA who will share management responsibilities with senior portfolio managers, Susan Perkins, CFA and Derek Derman, CFA.

For any general questions or to conduct business by telephone, please call 1-800-618-7643.

The date of this Supplement is April 14, 2004.

Please retain this Supplement for future reference.